Exhibit 99.1

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HP Completes $13.9 Billion Acquisition of EDS

Combination provides one of the broadest portfolios of products and services in the industry

PALO ALTO, Calif., Aug. 26, 2008 – HP today announced that it has completed its acquisition of Electronic Data Systems Corporation (EDS), creating a leading force in technology services.

With this acquisition, initially announced on May 13 and valued at an enterprise value of approximately $13.9 billion, HP has one of the technology industry’s broadest portfolios of products, services and end-to-end solutions. The combined offerings are focused on helping clients accelerate growth, mitigate risks and lower costs.

The acquisition is, by value, the largest in the IT services sector and the second largest in the technology industry, following HP’s acquisition of Compaq, which closed in 2002. The companies’ collective services businesses, as of the end of each company’s 2007 fiscal year, had annual revenues of more than $38 billion and 210,000 employees, operating in more than 80 countries.

“This is a historic day for HP and EDS and for the clients we serve,” said Mark Hurd, HP chairman and chief executive officer. “Independently, each company is a respected industry leader. Together, we are a global leader, with the capability to serve our clients – whatever their size, location or sector – with one of the most comprehensive and competitive portfolios in the industry.”

As a business group, EDS, an HP company, will be one of the market’s leading outsourcing services providers – with the ability to provide complete lifecycle capabilities in health care, government, manufacturing, financial services, energy, transportation, consumer & retail, communications, and media & entertainment. As previously announced, the group is led by Ron Rittenmeyer, president and chief executive officer, who had served as EDS’ chairman, president and CEO. It remains based in Plano, Texas.

“Today marks the beginning of an exciting new era,” said Rittenmeyer. “Clients will benefit from the breadth and depth of our solutions, our commitment to unsurpassed quality and our ability to provide truly global service delivery. With the resources of HP’s renowned R&D and world-class technologies, we have an opportunity to truly redefine the technology services market.”

HP’s Technology Solutions Group (TSG) will shift to EDS its outsourcing services operations, as well as portions of its consulting and integration activities. TSG will focus on servers, storage, software and technology services, such as installing, maintaining and designing technology systems for customers, as well as certain consulting and integration services.

“Clients will benefit from the combined scale and strength of our companies as they transform their technology environments,” said Ann Livermore, executive vice president, TSG, HP. “This is an important step forward in our ability to help them solve their challenges through practical innovations that deliver valuable business outcomes.”

New EDS leadership team

Rittenmeyer announced his leadership team for the new business group, representing a mixture of existing EDS direct reports, as well as new appointments from within EDS and HP. His direct reports are:

•                  Michael Coomer, 55, senior vice president, Asia Pacific & Japan, who held a similar role at EDS.

•                  Joe Eazor, 46, senior vice president, Transformation. He was previously responsible at EDS for corporate strategy and business development.

•                  Bobby Grisham, 54, senior vice president, Global Sales, who held a similar role at EDS.

•                  Jeff Kelly, 52, senior vice president, Americas, who held a similar role at EDS.

•                  Mike Koehler, 41, senior vice president, Infrastructure Technology Outsourcing (ITO) & Business Process Outsourcing (BPO), who held a similar role at EDS.

•                  Andy Mattes, 47, senior vice president, Applications Services. He was previously senior vice president, HP Outsourcing Services.

•                  Maureen McCaffrey, 45, vice president, Worldwide Marketing, who held a similar role at EDS.

•                  Dennis Stolkey, 60, senior vice president, U.S. Public Sector, who held a similar role at EDS.

•                  Bill Thomas, 48, senior vice president, Europe, Middle East & Africa, who held a similar role at EDS.

In addition, functional support will be provided by the following individuals, who will report into global functions at HP, consistent with the company’s organizational model. They are:

•                  Craig Flower, 46, senior vice president of IT, reporting to Randy Mott, executive vice president and chief information officer at HP. Flower was previously HP’s senior vice president for eBusiness, customer and sales operations.

•                  Tom Haubenstricker, 46, vice president, Finance, reporting to Cathie Lesjak, executive vice president and chief financial officer at HP. Haubenstricker was previously vice president and chief financial officer for EDS’ EMEA region.

•                  Deborah Kerr, 36, vice president and chief technology officer, reporting to Shane Robison, executive vice president and chief strategy and technology officer at HP. Kerr was previously HP’s vice president and chief technology officer for services.

•                  Mike Paolucci, 48, vice president, Human Resources, reporting to Marcela Perez de Alonso, executive vice president of Human Resources at HP.

Paolucci was previously EDS’ vice president of Global Compensation and Benefits/HR Business Development.

•                  Sylvia Steinheiser, 43, vice president, Legal, reporting to Mike Holston, executive vice president, general counsel and secretary at HP. Steinheiser was previously HP’s vice president, Legal, for the Americas.

Securities analyst meeting

HP will hold a live video webcast of its upcoming Sept. 15 Securities Analyst Meeting, at which Mark Hurd and other executive members will discuss HP’s opportunities in the enterprise market, including EDS.

The webcast will be available at

http://www.hp.com/investor/EnterpriseSAM2008.

About HP

HP, the world’s largest technology company, provides printing and personal computing products and IT services, software and solutions that simplify the technology experience for consumers and businesses. HP completed its acquisition of EDS on Aug. 26, 2008. More information about HP (NYSE: HPQ) is available at http://www.hp.com/.

Note to editors: More news from HP, including links to RSS feeds, is available at http://www.hp.com/hpinfo/newsroom/.

This news release contains forward-looking statements that involve risks, uncertainties and assumptions. If such risks or uncertainties materialize or such assumptions prove incorrect, the results of HP and its consolidated subsidiaries could differ materially from those expressed or implied by such forward-looking statements and assumptions. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including the expected benefits and costs of the transaction; management plans relating to the transaction; any statements concerning expected development, performance or market share relating to products and services; anticipated operational and financial results; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Risks, uncertainties and assumptions include the possibility that expected benefits may not materialize as expected; the achievement of expected results; and other risks that are described in HP’s Quarterly Report on Form 10-Q for the fiscal quarter ended April 30, 2008 and HP’s other filings with the Securities and Exchange Commission, including but not limited to HP’s Annual Report on Form 10-K for the fiscal year ended October 31, 2007. HP assumes no obligation and does not intend to update these forward-looking statements.

© 2008 Hewlett-Packard Development Company, L.P. The information contained herein is subject to change without notice. HP shall not be liable for technical or editorial errors or omissions contained herein.